Exhibit 99.1

Lantronix Announces Definitive Agreement to Acquire

Electronics and Software Reportable Business Segment From

Communications Systems Inc.

•	Transaction brings increased scale and operating efficiencies to Lantronix, with combined annual revenue expected to exceed $100 million
•	Adds complementary switching, PoE, and media conversion technologies to Lantronix IoT connectivity portfolio
•	Anticipates $7 million in annualized expense synergies to be implemented over 18-month period following close of transaction
•	Expects day one accretion to earnings (excluding acquisition related costs), with significant contribution to earnings in the first full year
•	Announces conference call to discuss the acquisition

IRVINE, Calif., April 29, 2021 — Lantronix Inc. (“Lantronix”) (NASDAQ: LTRX), a global provider of Software as a Service (SaaS), connectivity services, engineering services, intelligent hardware and turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), today announced that it has entered into a definitive Securities Purchase Agreement to acquire Transition Networks and Net2Edge, which comprises the Electronics and Software reportable business segment of Communications Systems Inc. (NASDAQ: JCS) (“CSI”).

Under the terms of the agreement, Lantronix will pay CSI a base price of $25.0 million, subject to customary working capital adjustments following closing, plus an earn out of up to $7.0 million, based on revenue milestones for the two 180-day periods following closing of the securities purchase agreement. The agreement is subject to customary closing conditions and CSI shareholder approval and is expected to close in June or July of 2021.

The transaction will bring immediate scale to Lantronix, with the revenues from the combined company expected to total more than $100 million on an annual basis. The acquisition will bring complementary IoT connectivity products and capabilities, including switching, Power over Ethernet (PoE) and media conversion and adapter products. Lantronix sees significant operating and product development synergies in the combined company and expects the acquisition will be immediately accretive upon closing and significantly accretive in the first full year of operations. Lantronix will have further commentary on synergies, accretion and non-GAAP EPS expectations upon closing.

“The acquisition of Transition Networks and Net2Edge demonstrates our continuing commitment to deliver incremental growth and shareholder value through acquisition,” stated Paul Pickle, president and CEO of Lantronix. “In this transaction, we added significant revenue scale and operating model efficiencies while adding a highly complementary Industrial IoT connectivity product offering targeting Smart City infrastructure with significant long-term revenue synergy opportunities. We expect this acquisition will be accretive immediately upon closing, and we will drive synergies throughout our model to deliver increased cash flow for future acquisitions and for the benefit of our shareholders.”

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Lantronix will host an investor conference call and audio webcast at 5:00 a.m. Pacific Time (8:00 a.m. Eastern Time) on Thursday, April 29, 2021. To access the live conference call, investors should register before the call at the following link: https://attendee.gotowebinar.com/register/7605844611974218768

Silicon Valley Bank, the bank of the world’s most innovative companies and their investors, along with SVB Capital, provided a commitment for acquisition financing.

O’Melveny & Myers LLP served as legal advisor to Lantronix.

About Lantronix

Lantronix Inc. is a global provider of Software as a Service (SaaS), connectivity services, engineering services, intelligent hardware and turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM). Lantronix enables its customers to provide reliable and secure IoT Intelligent Edge and OOBM solutions while accelerating time to market. Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT projects while providing quality, reliability and security across hardware, software and solutions.

With three decades of proven experience in creating robust IoT technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, Calif. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements in this press release include, among others, statements about the expected benefits of the proposed acquisitions pursuant to the SPA (the “Transaction”), including expected synergies in the combined company, to Lantronix and its stockholders, the anticipated completion of the proposed Transaction or the timing thereof, the accretive nature of the proposed Transaction and expected future operating results of the combined company. Forward-looking statements are based on current expectations and assumptions and analyses made by Lantronix and its management in light of experience and perception of historical trends, current conditions, and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain CSI shareholder approval of the proposed Transaction; the ability of Lantronix to obtain the necessary financing on terms acceptable to it; the receipt of required regulatory approvals of the proposed Transaction; the ability to complete the proposed Transaction on anticipated terms and timetable; Lantronix’s ability to integrate the acquired businesses successfully after the Transaction and achieve anticipated benefits from it; the possibility that various closing conditions for the Transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of the acquired businesses; the outcome of any legal proceedings that may be instituted against any of the parties in connection with the proposed Transaction; any loss of management or key personnel; the impact of the COVID-19 pandemic, including the emergence of new strains of the virus and the impact of vaccination efforts, on the combined companies’ business, employees, supply and distribution chains and the global economy; and any additional factors included in Lantronix’s Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2020, including in the section entitled “Risk Factors” in Item 1A of Part I of such report; its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2020, filed with the SEC on February 12, 2021, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in the Company’s other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which Lantronix management is currently unaware or does not currently view as material to the Company’s business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements Lantronix makes speak only as of the date on which they are made. Lantronix undertakes no obligation to revise or update publicly any forward-looking statements except as required by law or the rules of the Nasdaq Stock Market, LLC.

© 2021 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark, and EMG and ConsoleFlow are trademarks of Lantronix Inc. Other trademarks and trade names are those of their respective owners.

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Lantronix Media Contact:

Gail Kathryn Miller

Corporate Marketing &

Communications Manager

media@lantronix.com

949-453-7158

Lantronix Analyst and Investor Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com
949-450-7241

Lantronix Sales:

sales@lantronix.com

Americas +1 (800) 422-7055 (US and Canada) or +1 949-453-3990

Europe, Middle East and Africa +31 (0)76 52 36 744

Asia Pacific + 852 3428-2338

China + 86 21-6237-8868

Japan +81 (0) 50-1354-6201

India +91 994-551-2488

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